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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 13, 2005

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(Date of Report: Date of earliest event reported)

Cordia Corporation

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(Exact name of registrant as specified in its charter)

Nevada                 33-23473                    11-2917728

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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)

of incorporation)

2500 Silverstar Road, Suite 500, Orlando, Florida 32804

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(Address of principal executive office)

Registrant's telephone number, including area code: 866-777-7777

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NA

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13-4(e) under the

Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 7, 2005, the Board of Directors of Cordia Corporation, (“Cordia”) a Nevada corporation, appointed fellow board member and current President and Chief Operating Officer, Patrick Freeman, to serve as the Company’s Chief Technology Officer.  This appointment was based on the Board’s belief that Mr. Freeman’s extensive development background makes him the ideal candidate for the position of Chief Technology Officer as Cordia expands into domestic and international VoIP service offerings.  In light of the appointment, Mr. Freeman resigned from President and Chief Operating Officer, effective September 12, 2005, so that he can focus his efforts to the continued service of Cordia in his new position as Chief Technology Officer.

To fill the vacancy created by Mr. Freeman’s resignation, the Board has appointed Kevin Griffo to serve as President and Chief Operating Officer effective September 12, 2005.  Mr. Griffo, 45, has over twenty (20) years experience in the telecommunications industry.   For the last five (5) years, Mr. Griffo served as Executive Vice President of Local Service, Sales and Direct Sales for Talk America Holdings, Inc., a competitive local exchange carrier.  Talk America is not a parent, subsidiary or other affiliate of Cordia Corporation. Mr. Griffo is not related to any directors, executive officers, or persons nominated or chosen by Cordia.    Mr. Griffo has not been involved in any transactions with Cordia in which Mr. Griffo has a direct or indirect interest.  At this time there are no proposed transactions of this nature contemplated between Cordia and Mr. Griffo.

ITEM 7.  EXHIBITS

The following exhibits are included as part of this report:

Exhibit No.                                       Title of Document

10.1                                                  Resignation Letter of Mr. Freeman dated September 7, 2005

10.2                                                  Press Release of Cordia Corporation dated September 13, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                                                                                             Cordia Corp.

                                                                                                                              By: /s/ Joel Dupré

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Date: September 13, 2005                                                                                     Joel Dupré, Chief Executive Officer,

                                                                                                                              Duly Authorized Officer